Offerings - Offering: 1	May 04, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 81,931,463.25
Fee Rate	0.01381%
Amount of Registration Fee	$ 11,314.74
Offering Note

(1)
Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of March 31, 2026, of $26.15. This amount is based upon the offer to purchase up to 3,133,134 common shares of beneficial interest, par value $0.01 per share, of T. Rowe Price OHA Select Private Credit Fund.

(2)
Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.